                                                                    Exhibit 10.4


May 16, 2001


Brocade Communications Systems, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention:  Mr. Patrick Johnston

Subject: Amendment 1 to SOW#4900SJ0003 of the IBM/Brocade Goods Agreement
ROC-P-68

Dear Patrick:

This letter serves as Amendment Number 1 to SOW#4900SJ0003 of the Goods Agreement ROC-P-68 which the parties thereto do mutually agree to amend as follows:

1.      Section 2.1, Pricing, add the following to the pricing table.

---------------------------------------------------------------------------------------------------
           IBM P/N                     BROCADE P/N                 DESCRIPTION          UNIT PRICE
---------------------------------------------------------------------------------------------------
[*]                            [*]                          Fabric Switch SW2040        [*]
---------------------------------------------------------------------------------------------------
[*]                            [*]                          Fabric Watch License        [*]
---------------------------------------------------------------------------------------------------

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Karen Takahashi at 5600 Cottle Road, San Jose, California 95193.

ACCEPTED AND AGREED TO:                         ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION     BROCADE COMMUNICATIONS SYSTEMS, INC.


By:                                             By:
   ----------------------------------------        --------------------------------
   Authorized Signature          Date              Authorized Signature       Date


-------------------------------------------     -----------------------------------
Type or Print Name                              Type or Print Name

-------------------------------------------     -----------------------------------
Title & Organization                            Title & Organization




* Certain information on this page has been omitted and filed separately with the SEC. Confidential treatment has been requested with respect to the omitted portions.